Ticker Symbol By Class
I
Miller Intermediate Bond Fund	MIFIX

Supplement dated January 1, 2020

to the Prospectus dated March 1, 2019

Effective January 1, 2020, Wellesley Asset Management, Inc. (the “Adviser”), has agreed to reduce the Miller Intermediate Bond Fund’s (the “Fund”) management fee from 0.95% to 0.75%. Accordingly, the following sections of the Prospectus are revised as follows:

The following replaces the “Fees and Expenses of the Fund” portion of the “Miller Intermediate Bond Fund – Fund Summary” section on page 11 of the Prospectus, assuming the new management fee were in place:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%
(1)	Expense information in the table has been restated to reflect current fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$309	$536	$1190

In addition, the paragraph entitled “Miller Intermediate Bond Fund” in the “Investment Advisor” subsection of the section entitled “Management of the Funds” on pages 20-21 of the Prospectus has been replaced with the following:

In exchange for Wellesley’s services in managing the Fund’s investments, the Investment Advisory Agreement between Wellesley and the Trust, on behalf of the Miller Intermediate Bond Fund, provides that the Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.75% of the Fund’s average daily net assets. For the most recent fiscal year ended October 31, 2018, the Fund incurred advisory fees totaling of 0.83% of its average net assets after recapture.

***********************

You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated March 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-394-9777.

Please retain this Supplement for future reference.